SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 AMENDMENT NO. )

 Filed by the Registrant |X|
 Filed by a Party other than the Registrant |_|

 Check the appropriate box:
 |_| Preliminary Proxy Statement                  |_| Confidential, for Use of the Com-
                                                               mission Only (as permitted by
                                                               Rule 14a-6(e)(2))
 |X| Definitive Proxy Statement
 |X| Definitive Additional Materials
 |_| Soliciting Material Under Rule14a-12

                            BIG FOOT FINANCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

                 ---------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

         (5)     Total fee paid:

                 ---------------------------------------------------------------

|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)    Amount Previously Paid:

                 --------------------------------------------------------------

          (2)    Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------

          (3)    Filing Party:

                 --------------------------------------------------------------

          (4)    Date Filed:

                 --------------------------------------------------------------

                    [Letterhead of Big Foot Financial Corp.]



                                                     September 14, 2001


Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Big Foot Financial Corp. (the "Company"), the holding company for Fairfield Savings Bank, F.S.B. (the "Bank"), Long Grove, Illinois, which will be held on October 16, 2001 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060 at 2:00 p.m., Central Daylight Time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company and the Bank, and you will have an opportunity to ask questions. We also expect representatives of the accounting firm of KPMG LLP to be present at the Annual Meeting to respond to questions.

         Your Board of Directors unanimously recommends that you vote "FOR" the director nominees named in the Proxy Statement and "FOR" the ratification of the appointment of the independent public accountants.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

          IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY'S COMMON STOCK AS OF THE RECORD DATE.

         On behalf of the Board of Directors and the employees of the Company and the Bank, we thank you for your continued support and appreciate your interest.


                                           Sincerely yours,



                                           /s/ Timothy L. McCue
                                           Timothy L. McCue
                                           President and Chief Executive Officer

                           BIG FOOT FINANCIAL CORP.
                       AT OLD MCHENRY ROAD AND ROUTE 83
                          LONG GROVE, ILLINOIS 60047
                                (847) 634-2100

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS

                          DATE:    TUESDAY, OCTOBER 16, 2001
                          TIME:    2:00 P.M., CENTRAL DAYLIGHT TIME
                          PLACE:   HOLIDAY INN MUNDELEIN
                                   510 EAST ROUTE 83
                                   MUNDELEIN, ILLINOIS 60060


         At our 2001 Annual Meeting, we will ask you to:

         o Elect two candidates to serve as directors for a three-year term expiring at the 2004 annual meeting and elect one candidate to serve as a director for a one-year term expiring at the 2002 annual meeting;

         o Ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending June 30, 2002;

         o Transact any other business as may properly come before the Annual Meeting.

         You may vote at the Annual Meeting and at any adjournment or postponement thereof if you were a shareholder of the Company at the close of business on September 4, 2001, the record date.

                                             By Order of the Board of Directors,


                                             /s/ Barbara J. Urban
                                             Barbara J. Urban
                                             Secretary
Long Grove, Illinois
September 14, 2001


================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                PROXY STATEMENT FOR THE BIG FOOT FINANCIAL CORP.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY WE SENT YOU THIS PROXY STATEMENT

         We have sent to the shareholders of Big Foot Financial Corp. (the "Company") this Proxy Statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about September 14, 2001 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on September 4, 2001, the record date, you are entitled to vote at the Annual Meeting. On the record date, there were 1,509,168 shares of common stock issued and outstanding.

QUORUM

           A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the Company's common stock that you owned at the close of business on September 4, 2001. (The number of shares you owned as of the record date is listed on the enclosed proxy card.) Our Articles of Incorporation provide restrictions on the voting of our common stock if you beneficially own more than 10% of our outstanding common stock.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete and sign your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

         If any other matters are properly presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those discussed in this Proxy Statement.

VOTE REQUIRED


PROPOSAL 1:                             The three nominees for director who
o  Election of Three Directors          receive the most votes will be elected.
                                        So, if you do not vote for a nominee, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of the directors.


PROPOSAL 2:                             The affirmative vote of the holders of a
o  Ratification of                      majority of the shares present in person
   Appointment of                       or by proxy at the Annual Meeting and
   Independent Public                   entitled to vote on the proposal is
   Accountants                          required to pass this proposal. So, if
                                        you "abstain" from voting, it will have
                                        the same effect as if you voted
                                        "against" this proposal.

EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on Proposals 1 and 2 listed above even if the broker does not receive instructions from you. If your broker does not vote on any of the proposals, this will constitute a "broker non-vote." A broker non-vote will not be counted as having voted in person or by proxy and will have no effect on the outcome of the election of the directors or the ratification of the appointment of our independent public accountants.

CONFIDENTIAL VOTING POLICY

         The Company maintains a policy of keeping shareholder votes confidential. The Company only lets its Inspector of Election, LaSalle Bank, examine the voting materials. LaSalle Bank will not disclose your vote to management unless it is necessary to meet legal requirements. LaSalle Bank will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is actually voted at the Annual Meeting by:

         o Filing with the Secretary of the Company a letter revoking the proxy;
         o    Submitting another signed proxy with a later date; or
         o Attending the Annual Meeting and voting in person, provided you file a written revocation with the Secretary of the Annual Meeting prior to voting.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company's common stock as of the record date.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and the Bank may solicit proxies by:

         o    mail;
         o    telephone; and
         o    other forms of communication.

         We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. In addition, we have hired Morrow & Co. to assist in the solicitation of proxies for a fee of $3,500, plus reimbursement of expenses.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

         If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2001, which we will file with the Securities and Exchange Commission ("SEC") by September 28, 2001, we will send you one (without exhibits) free of charge. Please write to:

         Timothy L. McCue
         President and Chief Executive Officer
         Big Foot Financial Corp.
         1190 RFD
         Long Grove, Illinois 60047-7304

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table shows certain information for persons who we know "beneficially owned" 5% or more of our common stock as of August 31, 2001. In general, beneficial ownership includes those shares over which a person has voting or investment power. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days (such as through the exercise of stock options) after August 31, 2001. We obtained the information provided in the following table from filings with the SEC and with the Company.



                                                                                                         PERCENT OF
                                                                                AMOUNT AND                 COMMON
                                      NAME AND ADDRESS OF                       NATURE OF                  STOCK
     TITLE OF CLASS                     BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP        OUTSTANDING(1)
------------------------- --------------------------------------------- --------------------------- ---------------------
Common Stock, par         Big Foot Financial Corp. Employee Stock              193,212(2)                  12.8%
value $.01 per share      Ownership Plan ("ESOP") Trust
                          Old McHenry Road and Route 83
                          Long Grove, Illinois 60047

Common Stock, par         George M. Briody, Chairman and                       106,722(3)                   6.9%
value $.01 per share      Director
                          c/o Big Foot Financial Corp.
                          Old McHenry Road and Route 83
                          Long Grove, Illinois 60047

Common Stock, par         F. Gregory Opelka, Director                           78,798(4)                   5.1%
value $.01 per share      c/o Big Foot Financial Corp.
                          Old McHenry Road and Route 83
                          Long Grove, Illinois 60047

----------------------------

(1) The total number of shares of common stock outstanding on August 31, 2001 was 1,509,168.

(2) A Plan Administrator, who is an employee of the Company appointed by the Board of Directors, administers the ESOP. The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serves as trustee (the "Trustee"). Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants in the ESOP. As of August 31, 2001, 82,651 shares had been allocated to current participants, and 110,561 shares were unallocated. Under the terms of the ESOP, each participant may direct the voting of the shares allocated to such participant. The remaining unallocated shares are voted in the same manner and proportion as the shares allocated, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(3)   See footnotes (4) - (7) under "Security Ownership of Management."

(4)   See footnotes (5) - (8) under "Security Ownership of Management."

SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of our common stock beneficially owned by each director and named executive officer identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of the Company as a group, as of August 31, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock owned by such person or group.


                                                                               AMOUNT AND                PERCENT OF
                                                                               NATURE OF                   COMMON
                                                                               BENEFICIAL                   STOCK
NAME                                           TITLE (1)                      OWNERSHIP(2)             OUTSTANDING(3)
----------------------------------- --------------------------------------------------------------------------------------
George M. Briody                    Chairman and Director                  106,722 (4)(5)(6)(7)           6.9%

F. Gregory Opelka                   Director                                78,798 (5)(6)(7)(8)           5.1%

Eugene W. Pilawski                  Director                                32,710 (5)(7)(9)              2.2%

Stephen E. Nelson                   Director                                11,763 (5)(7)                  *

Joseph J. Nimrod                    Director                                50,430 (5)(7)(10)             3.3%

Walter E. Powers, M.D.              Director                                22,123 (5)(7)(11)             1.5%

Timothy L. McCue                    President, Chief Executive              64,390 (5)(6)(7)(12)          4.2%
                                    Officer and Director

Michael J. Cahill                   Senior Vice President, Chief            44,279 (5)(6)(7)(13)          2.9%
                                    Financial Officer
All directors and executive                                                593,384 (5)(6)(7)(14)         34.9%
officers as a group
(10 persons)

--------------
*     Less than 1.0% of outstanding common stock.

(1)   Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for the definition of "beneficial ownership."

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 1,509,168 shares of common stock, the total number of shares of common stock outstanding as of August 31, 2001, plus shares of common stock which such person or group has the right to acquire within 60 days after August 31, 2001, by the exercise of stock options.

(4) Includes 9,182 shares held in the Fairfield Savings Bank Profit Sharing and Savings Plan ("401(k) Plan") and 1,255 held by Mr. Briody's spouse. Mr. Briody disclaims beneficial ownership of the 1,255 shares held by his spouse.

(5) Includes unvested restricted stock awards of 1,206 shares of common stock made to each of Messrs. Nelson, Pilawski, Nimrod and Powers under the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP"). Also includes unvested restricted stock awards of 5,771, 4,721, 4,721 and 3,820 shares of common stock made to Messrs. Briody, Opelka, McCue and Cahill respectively, under the RRP. Each recipient of an RRP restricted share award has sole voting power but no investment power over the shares of common stock covered by the award.

(6) The figures shown above include shares held in trust pursuant to the ESOP that have been allocated to individual accounts as follows: Mr. Briody, 8,954 shares; Mr. Opelka, 5,973 shares; Mr. McCue, 6,068 shares; Mr. Cahill, 4,134 shares; and directors and executive officers as a group, 32,946 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, over such shares.



                                        (footnotes continued on following page)

(7) Includes 8,040 shares of common stock that may be acquired by each of Messrs. Pilawski, Nimrod and Powers, and 4,858 shares of common stock that may be acquired by Mr. Nelson, pursuant to vested options granted to each outside director under the Big Foot Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan"). The figures above also include 44,224, 30,154, 30,152 and 24,122 shares of common stock that may be acquired by Messrs. Briody, Opelka, McCue and Cahill, respectively, under the Stock Option Plan.

(8) Includes 6,000 shares held by Mr. Opelka's spouse and 5,936 shares held by his son. Mr. Opelka disclaims beneficial ownership of the shares held by his spouse and his son.

(9) Includes 5,650 shares held by Mr. Pilawski's spouse of which Mr. Pilawski disclaims beneficial ownership.

(10) Includes 15,500 shares held by a corporation of which Mr. Nimrod is a controlling shareholder and 4,450 shares held by his spouse. Mr. Nimrod disclaims beneficial ownership of the 4,450 shares held by his spouse.

(11) Includes 2,899 shares held by Dr. Powers' spouse of which Dr. Powers disclaims beneficial ownership.

(12) Includes 14,895 shares held in the 401(k) Plan and 3,770 shares held by Mr. McCue's spouse. Mr. McCue disclaims beneficial ownership of the shares held by his spouse.

(13)  Includes 6,701 shares held in the 401(k) Plan.

(14) The amount of shares for all directors and executive officers as a group includes 110,561 shares held by the ESOP Trust, over which certain directors and executive officers may be deemed to have shared investment power, that had not been allocated to the individual accounts of the participants as of July 31, 2001. The individual participants in the ESOP have shared voting power with the ESOP Trustee. The amount of shares for all directors and executive officers as a group also includes 40,094 shares held by the RRP trust, over which certain executive officers may be deemed to have shared voting power.

                             DISCUSSION OF PROPOSALS

         --------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         --------------------------------------------------------------


GENERAL

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes with respect to term of office, with each class being as nearly equal in number as possible with the terms of one class expiring at each annual meeting. At each annual meeting of shareholders, the successors to the class of directors whose term expires are elected by the shareholders to serve for a term of three years. The Company's Board of Directors currently consists of seven members. Each of our directors also serves as a director of the Bank. The Board of Directors, acting as the nominating committee, met in July 2001 to select the nominees for election as directors at the Annual Meeting.

         If you elect Mr. Eugene W. Pilawski and Dr. Walter E. Powers, each will hold office until the Annual Meeting in 2004, or until his successor has been duly elected and qualified. If you elect Mr. Timothy L. McCue, he will hold office until the Annual Meeting in 2002, or until his successor has been duly elected and qualified. Messrs. Pilwaski, Powers and McCue have consented to being named in this proxy statement and to serve if elected. We know of no reason why any of the nominees may be unable to serve as a director. However, if any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason any nominee is unable or unwilling to stand for election, the Board will nominate an alternate or reduce the size of the Board of Directors to eliminate the vacancy. The Board must notify the Secretary of the Company in writing of the alternate proposed nominee no fewer than five (5) days prior to the date of the Annual Meeting.

================================================================================
           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
             EACH OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================

INFORMATION AS TO THE NOMINEES AND CONTINUING DIRECTORS


                                                       POSITIONS HELD WITH             DIRECTOR             TERM
NOMINEES                              AGE(1)               THE COMPANY                 SINCE(2)            EXPIRES
--------                              ------     ------------------------------       ----------           -------
Eugene W. Pilawski................      78       Director                                1990                2004

Walter E. Powers, M.D.............      73       Director                                1977                2004

Timothy L. McCue..................      55       President, Chief                        2001                2002
                                                 Executive Officer and
                                                 Director
CONTINUING DIRECTORS
--------------------
Stephen E. Nelson.................      32       Director                                1999                2002

George M. Briody..................      74       Chairman and Director                   1951                2003

Joseph J. Nimrod..................      72       Director                                1978                2003

F. Gregory Opelka.................      73       Director                                1972                2003

---------------
(1)   At June 30, 2001.

(2)   Includes terms as a director of Fairfield Savings Bank, F.S.B.

         The principal occupation and business experience of the nominees for election as director and each Continuing Director is set forth below. Positions held by a director or executive officer have been held for at least the past five years unless stated otherwise.

NOMINEES FOR ELECTION AS DIRECTORS

         Eugene W. Pilawski joined the Bank in 1949 and has served as a director of the Bank since 1990. Now retired, he had served as Senior Vice President of the Bank from 1987 to 1992. Mr. Pilawski has also served as Vice President and Senior Loan Officer of the Bank. Mr. Pilawski is a member of the Chicago Bar Association. Mr. Pilawski and Dr. Powers are brothers.

         Walter E. Powers, M.D. serves as a director of the Bank and the Company and has served as a director of the Bank since 1977. Dr. Powers, now retired, was a radiologist-flight surgeon for United Airlines, Inc. from 1973 to 1985. He is a member of the American Medical Association, Illinois State Medical Society, Chicago Medical Society, American College of Radiology, Radiology Society of North America and Illinois Radiology Society. Dr. Powers and Mr. Pilawski are brothers.

         Timothy L. McCue, has served as the Company's and the Bank's President and Chief Executive Officer since March, 2001. Prior to that time Mr. McCue served as the Bank's Senior Vice President, Chief Financial Officer from 1999 to 2001 and as Vice President, Chief Financial Officer since December, 1984. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. McCue is the immediate past Chairman for the Financial Managers' Society, trustee for the Village of Hawthorn Woods Police Pension Fund and a member of the Financial Committee for the Village of Hawthorn Woods. He has also served as Treasurer and Director for the Lawyers' Committee for Better Housing.

CONTINUING DIRECTORS

         George M. Briody serves as the Chairman of the Board and a director of the Bank and the Company. Mr. Briody has been involved in the financial institutions industry for more than 50 years and served as President and Chief Executive Officer of the Company since its inception and served as President of the Bank since 1966 until the spring of 2001, at which time he retired and became a consultant to the Company. He has also served as a director since 1951. He also has served as a director of the Chicago Area Council, the Illinois Savings and Loan League, the FHLB of Chicago, the U.S. League of Savings Institutions, Inc. and Electronic Funds Transfer Corporations I and II. Mr. Briody is currently a member of the Central Savings and Loan Group. He is also a member of the Illinois and Chicago Bar Associations. He is a past president of the Central Savings and Loan Group and the Illinois Savings and Loan League. Mr. Briody and Mr. Opelka are brothers-in-law.

         Joseph J. Nimrod serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Mr. Nimrod is the owner of Joseph Nimrod Decorating Inc., a painting and paperhanging business. He also served as a former officer and a director of the Painters and Decorators Contractors Association and is Chairman of the Washburn Apprentice School of Painting. Mr. Nimrod also serves as a trustee of the Painting Industry Fund and is a general partner in Nimrod Limited Real Estate Partnership.

         F. Gregory Opelka joined the Bank in 1954, served as Executive Vice President through retirement as of March 31, 2001, and became a director as of 1972 and continues as a director. Mr. Opelka is also a consultant for the Company. Mr. Opelka is a General Certified appraiser in the State of Illinois, is a member of the Appraisal Institute and holds the MAI (Member), Senior Real Estate Analyst and Senior Residential Appraiser designations. Mr. Opelka and Mr. Briody are brothers-in-law.

         Stephen E. Nelson has served as a director of the Bank and the Company since February, 1999. Mr. Nelson has been employed by the investment firm of Hovde Financial, Inc. for the past seven years. Mr. Nelson is a Senior Vice President and Partner and specializes in advising Midwestern financial institutions on their respective strategic and financial needs. In this capacity, he is actively involved in structuring and negotiating mergers and acquisitions on their behalf, advising on branch acquisitions and divestitures and recommending capital raising alternatives to tailor specific strategic and financial needs. Mr. Nelson, as an employee of Hovde Financial, Inc., was also involved in our conversion to stock form in December, 1996.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in our day-to-day operations, which is overseen by our executive officers and management. Our directors attend regular meetings of the Board which are generally held on a monthly basis. Our directors also discuss matters relating to the business of the Company and the Bank with the President and Chief Executive Officer, other key executives, and our principal external advisers (legal counsel, independent public accountants, financial advisors and other consultants).

         The Board of Directors held 12 regular meetings during the fiscal year ended June 30, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors and meetings of the committees on which that particular director served during this period.

         The Company and the Bank have established the following committees of each of their respective Boards of Directors:

MANAGEMENT                       The committee reviews and makes recommendations
SALARY                           to their respective Board of Directors
COMPENSATION                     regarding the compensation of executive
COMMITTEE                        officers of the Company and the Bank.

                                 Directors Powers, Pilawski and Nimrod serve as members of the committee.

                                 The Compensation Committee met once in the 2001 fiscal year.

AUDIT                            The Audit Committee's primary duties and
COMMITTEE                        responsibilities are to:

                                 o   Monitor the integrity of the Company's
                                     financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;
                                 o   Monitor compliance with legal and
                                     regulatory requirements;
                                 o Monitor the independence and performance of the Company's independent public accountants and internal auditing function; and
                                 o Provide an avenue of communication among the independent public accountants, management, the internal auditing staff and the Board of Directors.

                                 Directors Nimrod, Pilawski and Powers serve as members of the committee. Each member of the Audit Committee is independent (as defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' listing standards). The Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

                                 The Audit Committee met twice in the 2001 fiscal year.

                                 Set forth below is the report of the Audit
                                 Committee.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

         The Company's Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2001 with the Company's management and KPMG LLP, the Company's independent public accountants. The Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with KPMG LLP.

         The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of KPMG LLP and considered whether the provision of non- audit services provided by KPMG LLP are compatible with maintaining the auditor's independence.

         Based on the review and discussions noted above, the Audit Committee has recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the SEC.

                                     AUDIT COMMITTEE OF BIG FOOT FINANCIAL CORP.

                                     Joseph J. Nimrod (Chairman)
                                     Eugene W. Pilawski
                                     Walter E. Powers, M.D.

EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.


         NAME                     POSITION HELD WITH THE COMPANY AND THE BANK
         ----                     -------------------------------------------
         Timothy L. McCue         President and Chief Executive Officer
         Michael J. Cahill        Senior Vice President, Chief Financial Officer
         Robert A. Jones          Vice President, Chief Savings Officer
         Jerome A. Maher          Vice President, Chief Lending Officer

         The Board of Directors elects the executive officers of the Company annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company and the Bank have entered into Employment Agreements with its executive officers which set forth the terms of their employment. See "--Employment Agreements."

         Biographical information of executive officers who are not directors is set forth below.

         Michael J. Cahill, age 47, has served as Senior Vice President, Chief Financial Officer since March 2001 and prior to that time served as Vice President, Controller of the Bank since 1986.

         Robert A. Jones, age 58, has served as the Bank's Vice President, Chief Savings Officer since April 1987.

         Jerome A. Maher, age 66, joined the Bank in June, 1996 and has served as Vice President, Chief Lending Officer since February, 1997.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT SALARY COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following Report of the Company's Management Salary Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Exchange Act.

         Big Foot Financial Corp. was formed in 1996 for the purpose of becoming the holding company for Fairfield Savings Bank, F.S.B. in a stock conversion that took effect in December 1996. For the fiscal year ended June 30, 2001, substantially all of the business of the Company was conducted through the Bank.

During such fiscal year, the Company's chief executive officers and other executive officers served as the chief executive officers and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, substantially all compensation of the chief executive officers and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Management Salary Compensation Committee (the "Bank Management Salary Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Management Salary Compensation Committee's recommendations on executive compensation for the fiscal year ended June 30, 2001. The composition of the Bank Management Salary Compensation Committee is the same as that of the Company's Management Salary Compensation Committee.

         It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe and stock benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's shareholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the geographic area are considered, using information obtained through trade groups and commercial salary surveys, in establishing the overall level of compensation and the components of the compensation package; although salaries are not determined by formula, it has been a general goal to set salaries at levels designed to achieve a ranking at or around the average for thrift institutions of similar asset size operating in urban areas in the Midwest.

         For the fiscal year ended June 30, 2001, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Management Salary Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were, on average, increased approximately 3.58% over the prior year's salary rates. Fringe benefit plans, consisting of a pension plan, a profit sharing 401(k) plan providing for employer matching contributions and group insurance coverage, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. In addition, the Company maintains an ESOP, and all executive officers participated in this program for the fiscal year ended June 30, 2001 and received allocations of Common Stock for this past fiscal year. Each executive officer has an individual account within the ESOP Trust which is invested in shares of the Company's Common Stock with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company.

         The determination of George M. Briody's compensation for the fiscal year ended June 30, 2001 was based on the same general principles applied to other executive officers and resulted in a $20,500 increase in base salary. Mr. Briody retired as the President and Chief Executive Officer of the Company and the Bank, effective March 31, 2001 and therefore was paid his 2001 base salary for nine months of the fiscal year. Mr. Timothy L. McCue's salary was also based on the same general principles as other executive officers and resulted in a $13,429, increase in base salary. In connection with his appointment as President and Chief Executive Officer of the Company and the Bank, Mr. McCue was also selected by the Board of Directors to participate in the Company's Supplemental Pension Plan. Messrs. Briody and McCue were also awarded discretionary cash bonuses as set forth in the Summary Compensation Table below.

         The Bank Management Salary Compensation Committee recognizes that successfully managing and operating a public company entails additional ongoing duties and responsibilities for each executive officer. However, no additional cash compensation has been awarded on this basis. It is the Bank Management Salary Compensation Committee's current judgment that compensation for such duties should take the form of stock-based compensation under the Company's stock benefit plans which encourage and reward performance that enhances shareholder value. In this connection, the Company implemented its 1997 Stock Option Plan and its 1997 Recognition and Retention Plan. These important stock-based incentive compensation plans assist the Bank and the Company in attracting and retaining senior executive personnel of outstanding caliber who will contribute to the Company's success.

                                       MANAGEMENT SALARY COMPENSATION COMMITTEE
                                       OF BIG FOOT FINANCIAL CORP.

                                       Joseph J. Nimrod, Chairman
                                       Eugene W. Pilawski, Member
                                       Walter E. Powers, M.D., Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 2001, the Management Salary Compensation Committee consisted of Messrs. Powers, Pilawski and Nimrod. During the 2001 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Management Salary Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

PERFORMANCE GRAPH

         The following graph compares the Company's total cumulative shareholder return from December 20, 1996 to June 30, 2001, to the total return for the Nasdaq Stock Market (U.S.) and the total return for the Nasdaq Bank Index.








                           [PERFORMANCE GRAPH OMITTED}




-----------------------------------------------------------------------------------------------------------------

                                        12/19/96     6/30/97       6/30/98      6/30/99     6/30/2000    6/30/2001
                                        --------     -------       -------      -------     ---------    ---------

Big Foot Financial Corp................   $100         $161          $180         $153          $112         $155
Nasdaq Stock Market (U.S.).............    100          112           148          212           314          170
Nasdaq Bank Index......................    100          126           174          172           141          196

                                   *Assumes $100 invested on December 20, 1996.
                                          Assumes dividends reinvested.
-----------------------------------------------------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

DIRECTORS' COMPENSATION

         Fee Arrangements. Currently, each director of the Bank receives a monthly fee of $1,100. The total amount of fees paid to the directors by the Bank for the fiscal year ended June 30, 2001 was approximately $85,800. No additional fees are paid for attendance at board committee meetings, and directors of both the Company and the Bank are not separately compensated for their services on the Board of the Company. Directors have also been granted stock options under the Company's Stock Option Plan and restricted stock awards under the Company's RRP. For descriptions of these plans and awards granted under such plans, see "-- Benefits -- Stock Option Plan" and "-- Benefits -- Recognition and Retention Plan."

         Consulting Agreements. The Company entered into consulting agreements with Directors Briody and Opelka as of March 31, 2001, the effective date of Messrs. Briody's and Opelka's retirement from their positions as executive officers of the Bank and the Company. The agreements provide for a five year term and a monthly retainer to be paid to Directors Briody and Opelka in the amount of $9,267 and $6,240, respectively. Under the terms of the agreements, Messrs. Briody and Opelka shall be entitled to participate in all compensation and benefit programs in effect for non-employee directors of the Bank and the Company, shall be entitled to reimbursement for reasonable expenses in accordance with the policies for reimbursement of the Company's professional advisors, and, for so long as each performs services for the Bank or the Company, each shall be treated as not having terminated service for purposes of vesting under the Company's Stock Option Plan and RRP. The consulting agreements also provide for certain death and disability benefits. In addition, for so long as Messrs. Briody and Opelka are non-employee directors of the Company, they shall be reimbursed for the premium costs of insurance coverage for themselves and their spouses under the group health plan maintained by the Company or Bank for the benefit of non-employee directors. In the event of a change of control while each is performing services as a non-employee director, the Company shall provide continued health insurance coverage for the lives of each of Messrs. Briody and Opelka and their respective spouses on terms no less favorable than those in effect prior to the change of control. For a description of the circumstances constituting a "change of control," see "-- Employment Agreements."

EXECUTIVE COMPENSATION

         Compensation Decisions. The Bank pays substantially all of the compensation of the executive officers of the Bank and the Company. The Bank's Board of Directors makes decisions regarding executive compensation based on recommendations of the Bank Management Salary Compensation Committee.

         Cash Compensation. Timothy L. McCue was appointed President and Chief Executive Officer of the Company and Bank, effective March 31, 2001. Prior to that time, George M. Briody served as the President and Chief Executive Officer until his retirement effective, March 31, 2001. The following table sets forth the compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 2001, to all individuals holding the title of chief executive officer during the year and all executive officers who received annual compensation in excess of $100,000 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM COMPENSATION
                                                                              ------------------------------------------

                                        ANNUAL COMPENSATION(1)                AWARDS         PAYOUTS
                                  ------------------------------     ----------------------  -------
                                                        OTHER
                                                        ANNUAL        RESTRICTED               LTIP       ALL OTHER
   NAME AND PRINCIPAL                                COMPENSATION        STOCK      OPTIONS   PAYOUTS    COMPENSATION
       POSITIONS          YEAR   SALARY       BONUS       ($)           AWARDS        (#)       ($)           (2)
----------------------   -----   -------      -----  ------------     ----------     ------   -------    -------------
Timothy L McCue,          2001  $122,980     $10,380       --             --           --        --         $23,622
President and Chief       2000   109,551      14,678       --             --           --        --          15,450
  Executive Officer       1999   106,800       9,200       --             --           --        --          20,394

George M. Briody,         2001   135,600         500       --                                                57,846
President and Chief       2000   160,300      22,145       --             --           --        --          23,473
  Executive Officer       1999   156,100      15,990       --             --           --        --          31,048

Michael J. Cahill,        2001    93,593       7,087       --             --           --        --          17,301
Senior Vice President     2000    77,434       9,952       --             --           --        --          10,301
  and Chief Financial     1999    75,600       6,200       --             --           --        --          13,656
  Officer

-----------------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, director's and/or management fees and payroll deductions for health insurance under the Bank's health insurance plan for the fiscal years ended June 30, 2001, 2000 and 1999.

(2) Includes (a) employer contributions to the 401(k) Plan for 2001, 2000 and 1999 as follows: Mr. McCue, $1,647, $1,445, and $1,404; Mr. Briody, $1,575, $2,100, and $1,663; and Mr. Cahill, $1,206, $964, and $936, and
         (b) allocations of common stock under the ESOP (valued using a price per share of $15.00, $11.0625 and $15.00, the closing sales price for shares of common stock on The Nasdaq Stock Market on June 30, 2001, 2000 and 1999, respectively) for 2001, 2000 and 1999 as follows: Mr. McCue, $21,975, $14,005, and $18,990; Mr. Briody, $25,170, $21,373, and
         $29,385; and Mr. Cahill, $16,095, $9,337, and $12,720. The amount under
         "All Other Compensation" for Mr. Briody also includes $31,101 paid to Mr. Briody for his consulting and board fees for the last three months of the fiscal year.

EMPLOYMENT AGREEMENTS

         The Company and the Bank entered into Employment Agreements with each of Messrs. McCue, Jones and Cahill effective December 19, 1996, and with Mr. Maher effective October 20, 1998 (collectively, the "Senior Executive(s)"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors, after conducting a performance evaluation of the Senior Executive, may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review will be performed by the Management Salary Compensation Committee, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Bank. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and each Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements.

         In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for the reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining cash compensation due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for specified periods. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's offices; failure to vest in the Senior Executive the functions, duties or authority associated with such offices; any material breach of contract by the Bank or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, or any adverse change of location of the principal place of employment or working conditions. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements are made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives are entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements, together with payments under other benefit plans following a "change of control" of the Bank or the Company, may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         Pension Plan. The Bank maintains the Fairfield Savings Bank Retirement Plan, a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees with more than 1,000 hours of service per year, except leased employees, who have attained age 21 and completed one year of service are eligible to participate in the Pension Plan. The Pension Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to an amount (A) minus (B) where (A) is an amount equal to (i) 2% of the participant's final average compensation multiplied by the participant's projected benefit service, reduced by (ii) the participant's social security offset allowance, and such result multiplied by (iii) a fraction, the numerator of which equals the participant's benefit service and the denominator of which is the participant's projected benefit service, and (B) is the amount to which the participant is entitled under the Fairfield Savings and Loan Association Pension Plan (the predecessor of the Pension Plan). A participant's social security offset allowance shall equal 0.6% multiplied by the participant's years of projected benefit service not in excess of 35 years, multiplied by the lesser of the participant's (i) final average offset compensation or (ii) covered compensation, divided by twelve.

         Final average offset compensation is the monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a straight life annuity) at various levels of annual compensation (12 times final average offset compensation) and years of service under the Pension Plan. The amounts in the table are subject to a social security benefit offset allowance and further reduction by the amount to which a participant is entitled under the Fairfield Savings and Loan Association Pension Plan, a predecessor qualified plan.

                                                              YEARS OF CREDITED SERVICE
                                --------------------------------------------------------------------------------
        ANNUAL AVERAGE
         COMPENSATION               15              20               25                 30               35
      ------------------       -------------  -------------    -------------     --------------    -------------
      $    125,000             $  37,500      $   50,000       $    62,500       $     75,000      $   87,500
           150,000                45,000          60,000            75,000             90,000         105,000
           175,000(1)             52,500          70,000            87,500            105,000         122,500
           200,000(1)             60,000          80,000           100,000            120,000         140,000(2)

-----------------------
(1) For the Pension Plan year ended July 31, 2001, the annual compensation for calculating benefits may not exceed $170,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) For the Pension Plan year ended July 31, 2001, the maximum annual benefit under the Pension Plan may not exceed $140,000. The maximum annual benefit will be adjusted in subsequent years pursuant to Code provisions.

         The following table sets forth the years of credited service and the final average compensation (monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest) determined as of June 30, 2001, for each of the individuals named in the Summary Compensation Table.



                                       YEARS OF CREDITED SERVICE
                                     ---------------------------
                                                                   FINAL-AVERAGE
                                       YEARS        MONTHS         COMPENSATION
                                     --------      -------------  --------------
         Mr. Briody.................    51            0             $144,142
         Mr. McCue..................    16            6               94,185
         Mr. Cahill.................    20            9               63,669

         Supplemental Pension Plan. The Company maintains a Supplemental Pension Plan effective as of March 19, 2001. The Supplemental Pension Plan is designed to provide a retirement benefit to certain selected officers of the Company which, when combined with the tax-qualified Pension Plan maintained by the Company, will assure the participant of a guaranteed retirement benefit consisting of a target percentage (as selected by the Management Salary Compensation Committee) of the participant's highest average base salary to be paid in the form of a single life annuity beginning at age 55. The benefit payable under the Supplemental Pension Plan is the difference between the target percentage of the participant's highest average base salary and the benefit amount actually payable to the participant at age 55 under the tax-qualified Pension Plan maintained by the Company. Currently, Mr. McCue is the only participant in the Supplemental Pension Plan.

         Payments under the Supplemental Pension Plan may be made in any form available under the tax-qualified Pension Plan maintained by the Company; provided, however, that if a lump sum payment is made, the amount of this payment will be equal to 90% of the amount owed to the participant under the Supplemental Pension Plan. Participants are immediately vested in the amounts owed under the Supplemental Pension Plan. The Supplemental Pension Plan also provides for certain death benefits to be provided to participants. The Supplemental Pension Plan is an unfunded plan, and the benefits payable thereunder will be paid from the general assets of the Company. Upon a change of control, there is a requirement for the establishment of a rabbi trust with contributions to be made to such trust in an amount sufficient to pay all benefits under the Supplemental Pension Plan.

         Employee Stock Ownership Plan and Trust. The Company has established, and the Bank has adopted for the benefit of eligible employees, an ESOP and related trust which became effective December 19, 1996. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of our common stock issued in our conversion to stock form with borrowed funds. The loan is for a term of 10 years, with interest at the rate of 8% per annum and level annual payments of principal plus accrued interest, designed to amortize the loan over its term. The loan also permits optional prepayments. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

         Shares purchased by the ESOP are initially pledged as collateral for the loan and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' base taxable salary for the year of allocation.

         In connection with the establishment of the ESOP, a Plan Administrator was appointed to administer the ESOP (the "Plan Administrator"). The Plan Administrator may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         The ESOP may purchase additional shares of common stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow.

         Stock Option Plan. The Company's Board of Directors adopted the Stock Option Plan and the Company's shareholders approved it at a special meeting on June 24, 1997. The purpose of the Stock Option Plan continues to be to promote the growth of the Company, the Bank and other affiliates by linking the incentive compensation for officers, key employees and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The maximum aggregate number of shares of common stock available for issuance upon the exercise of stock options granted under the Stock Option Plan is 258,143.

         The following table provides certain information with respect to the number of shares of common stock represented by outstanding stock options held by the Named Executive Officers on June 30, 2001.

                                             FISCAL YEAR END OPTIONS/SAR VALUES
                                                                 NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                UNDERLYING-UNEXERCISED                IN-THE-MONEY
                                                                OPTIONS/SARS AT FISCAL           OPTIONS/SARS AT FISCAL
                                SHARES           VALUE                 YEAR-END                         YEAR-END
                             ACQUIRED ON      REALIZED ON                 (#)                              ($)
           NAME              EXERCISE(#)     EXERCISE ($)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE (1)
--------------------------   -----------     ------------      -------------------------      -----------------------------
Timothy L. McCue..........       --               --                 30,152/7,539                          N/A
George M. Briody..........       --               --                 44,224/11,056                         N/A
Michael J. Cahill.........       --               --                 24,122/6,031                          N/A

-------------
(1) Of the total outstanding stock options held by Messrs. McCue, Briody and Cahill, all of the exercisable and unexercisable options are "out-of-the-money" options at June 30, 2001, i.e., the exercise price of the options was greater than the closing price of the Company's common stock at June 30, 2001.

         The shares reserved for issuance upon exercise of options may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any shares subject to options under the Stock Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available to support additional grants under the Stock Option Plan.

         Recognition and Retention Plan. The Board of Directors of the Company adopted the RRP and it was approved by the Company's shareholders at the 1997 Annual Meeting. Similar to the Stock Option Plan, the RRP functions as a long-term incentive compensation program for eligible officers, employees and outside directors of the Company, the Bank and other affiliates. The RRP is administered by the members of the Board's Compensation Committee who are disinterested directors ("RRP Committee"). All costs and expenses of administering the RRP are paid by the Company.

         As required by the terms of the RRP, the Company has established a trust ("Trust") and has contributed to the Trust, funds sufficient to purchase up to 110,245 shares of Common stock ("Restricted Stock Awards") that may be granted under the RRP. Shares of common stock subject to a Restricted Stock Award are held in the Trust until the Award vests at which time the shares of common stock attributable to the portion of the Award that has vested are distributed to the Award holder. An Award recipient is entitled to exercise voting rights and receive cash dividends with respect to the shares of common stock subject to his Award, whether or not the underlying shares have vested. If an individual award recipient terminates service prior to full vesting of the Restricted Stock Awards granted pursuant to the RRP, the shares subject to the award will be forfeited and returned to the Company.

         Restricted Stock Awards are granted under the RRP on a discretionary basis to eligible officers and executives selected by the RRP Committee and are awarded to outside directors pursuant to the terms of the RRP. All outstanding Restricted Stock Awards to eligible directors (with the exception of Mr. Nelson) and eligible employees vest and are distributable as follows: 10% at June 30, 1998, 20% at June 30, 1999, 2000, 2001, and 2002; and 10% at January 1, 2003,
subject to automatic full vesting on the date of the Award holder's death, disability or retirement while in service and after attaining age 65 or upon the effective date of a change in control of the Company. Mr. Nelson's Restricted Stock Award vests as follows: 335 shares at June 30, 1999; 804 shares at June 30, 2000, 2001 and 2002; and 402 shares at June 30, 2003.

         The Company may amend or terminate the RRP, in whole or in part, at any time, subject to the requirements of all applicable laws.

TRANSACTIONS WITH CERTAIN RELATED PERSONS


         Under applicable federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features.

         All transactions between the Company and its executive directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and any person holding more than ten percent of the Company's common stock, file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports.

         Based solely on our review of the copies of such reports that we have received, or written representations from certain reporting persons, we believe that all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

         --------------------------------------------------------------


                                   PROPOSAL 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         --------------------------------------------------------------


         The Board of Directors has appointed KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2002, and we are asking shareholders to ratify the appointment. We expect representatives of KPMG LLP to attend the Annual Meeting and to be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify KPMG LLP's appointment.

================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                   RATIFICATION OF THE APPOINTMENT OF KPMG LLP
               AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.
================================================================================

AUDIT FEES

         Audit Fees. The aggregate fees paid to KPMG LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year, were $100,200.

         Financial Information Systems Design and Implementation Fees. We did not engage KPMG LLP for any professional services related to financial information systems design and implementation during the fiscal year ended June 30, 2001.

         All Other Fees. The aggregate fees paid to KPMG LLP for services rendered to us, other than the services described above under "Audit Fees" for the fiscal year ended June 30, 2001 were $28,925.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Under the proxy solicitation regulations of the SEC, if you wish to submit a proposal to be included in our proxy statement for the 2002 Annual Meeting, we must receive it by May 17, 2002. SEC rules contain standards as to whether shareholder proposals are required to be included in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the rules and regulations promulgated by the SEC.

         In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting (which is not included in the proxy statement for the 2002 Annual Meeting), you must be a shareholder of record and have given timely notice in writing to the Secretary of the Company, according to the procedures set forth in our Bylaws. If our 2002 Annual Meeting is held on a day that is within thirty (30) days preceding the anniversary of this year's meeting, we must receive your notice at least sixty
(60) days in advance of the 2002 Annual Meeting. For example, if the 2002 Annual Meeting is held on October 15, 2002, we must receive your notice by August 16, 2002. If our 2002 Annual Meeting is held on or after October 16, 2002, we must receive your notice at least ninety (90) days in advance of the 2002 Annual Meeting. Finally, if our 2002 Annual Meeting is held on a date which is outside the time periods set forth above, we must receive your notice by the close of business on the tenth (10th) day following the date on which notice of the 2002 Annual Meeting is first given to shareholders as provided in the Bylaws.

                                    By Order of the Board of Directors,


                                    /s/ Barbara J. Urban
                                    Barbara J. Urban
                                    Secretary

Long Grove, Illinois
September 14, 2001


================================================================================
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
================================================================================

                                                                     APPENDIX A




                            BIG FOOT FINANCIAL CORP.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                            BIG FOOT FINANCIAL CORP.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


  I.     AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o    Monitor compliance with legal and regulatory requirements.

         o Monitor the independence and performance of the Company's independent auditors and Internal Control Function.

         o Provide an avenue of communication among the independent auditors, management, the Internal Control Function, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

 II.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

         All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, or become so able within a reasonable time after joining the Audit Committee, and at least one member of the Committee shall have accounting or related financial management expertise. This member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in seminars, conferences, roundtables, and other educational programs conducted by the Company or an outside organization.

         Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Audit Committee shall meet a minimum of twice annually or more frequently as circumstances dictate. The Audit Committee Chair shall prepare an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee should meet with government regulators as needed.

  III.   AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         Review Procedures

         1. The Audit Committee shall review and reassess the adequacy of this Charter at least annually. The Audit Committee shall submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. The Audit Committee shall review the Company's annual audited financial statements prior to filing with the SEC. The Audit Committee shall review all discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with management and the independent auditors Audit Committee shall consider the integrity of the Company's financial reporting processes and controls. The Audit Committee shall discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Audit Committee shall review significant findings prepared by the independent auditors and the Internal Audit function together with management's responses.

         4. The Audit Committee shall discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). If significant matters are identified during the interim review which would need to be communicated under SAS 61, the independent auditor must communicate them to the Audit Committee directly or be satisfied that they have been communicated to the Audit Committee by management.

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors. The Audit Committee shall review and approve requests for significant management consulting engagements to be performed by the independent auditor's and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

         7. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

         8. The Audit Committee shall review the independent auditors' audit plan - discuss scope, staffing, and general audit approach.

         9. Prior to the filing of the Company's Annual Report on Form 10-K, the Audit Committee shall discuss the results of the audit with the independent auditors. The Audit Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. The Audit Committee shall discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements as well as the clarity of the financial disclosure practices used or proposed by the Company.

         Compliance/Internal Control

         11. The Audit Committee shall review the plan, changes in the plan, activities, organizational structure, and qualifications of the internal control function as needed. The internal control function shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee.

         12. The Audit Committee shall review internal audit reports together with management's response and follow-up to these reports.

         13. On at least an annual basis, the Audit Committee shall review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         14. The Audit Committee shall prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's proxy statement.

         15. The Audit Committee shall perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         16. The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                 REVOCABLE PROXY



                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BIG FOOT
             FINANCIAL CORP., FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 2001.

         The undersigned shareholder of Big Foot Financial Corp. hereby appoints George M. Briody, F. Gegory Opelka and Joseph J. Nimrod, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Big Foot Financial Corp. held of record by the undersigned on September 4, 2001 at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., Central Daylight Time, on October 16, 2001, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2. The proxies are further authorized to vote the shares of common stock represented hereby upon any other business that may properly come before the Annual Meeting, or at any adjournment or postponement thereof, as a majority of the Board of Directors determines.

     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                                                    Please mark vote in oval in the following    [X]
                                                                                    manner using dark ink only.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES
NAMED IN ITEM 1 AND A VOTE "FOR" THE PROPOSAL IN ITEM 2.

1.    Election of three (3) Directors for the terms indicated below:                          FOR     WITHHOLD      FOR ALL
       NOMINEES: Eugene W. Pilawski (Three year term)                                         ALL        ALL        EXCEPT
                 Walter E. Powers, MD (Three year term)                                       [_]        [_]          [_]
                 Timothy L. McCue (One year term)


INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:



------------------------------------


2.    Ratification of the appointment of KPMG LLP as the independent public accountants for   FOR      AGAINST     ABSTAIN
      the fiscal year ending June 30, 2002.                                                   [_]        [_]         [_]



The undersigned hereby acknowledges receipt of the Notice of the 2001 Annual Meeting of Shareholders and the Proxy Statement for
the Annual Meeting.


------------------------------------------------------------



------------------------------------------------------------
Signature(s)




Dated:                                                      , 2001
      ------------------------------------------------------
Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

       YOUR VOTE IS IMPORTANT, PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.